Exhibit 10.2

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

Navistar Financial Securities Corporation

Navistar Financial Dealer Note Master Owner Trust

$214,800,000 Class A Floating Rate Dealer Note Asset Backed Notes, Series 2010-1

$16,400,000 Class B Floating Rate Dealer Note Asset Backed Notes, Series 2010-1

$18,800,000 Class C Floating Rate Dealer Note Asset Backed Notes, Series 2010-1

February 4, 2010

Banc of America Securities LLC

As Representative of the several Initial Purchasers named in Schedule I (the “Representative”)

c/o Banc of America Securities LLC

Hearst Tower

214 North Tryon Street

Charlotte, NC 28255-0001

Mail Code NC1-027-21-04

Ladies and Gentlemen:

Navistar Financial Securities Corporation, (the “Company”), as depositor of the Navistar Financial Dealer Note Master Owner Trust (“Master Owner Trust”), proposes, subject to the terms and conditions stated herein, to cause to be issued and sold to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”) an aggregate of $214,800,000 principal amount of the Class A Floating Rate Dealer Note Asset Backed Notes, Series 2010-1 (the “Class A Notes”), an aggregate of $16,400,000 principal amount of the Class B Floating Rate Dealer Note Asset Backed Notes, Series 2010-1 (the “Class B Notes”) and an aggregate of $18,800,000 principal amount of the Class C Floating Rate Dealer Note Asset Backed Notes, Series 2010-1 (the “Class C Notes”). The Class A Notes will have an Expected Principal Payment Date of January 25, 2012 and will bear interest at LIBOR plus 1.65%. The Class B Notes will have an Expected Principal Payment Date of January 25, 2012 and will bear interest at LIBOR plus 2.50%. The Class C Notes will have an Expected Principal Payment Date of January 25, 2012 and will bear interest at LIBOR plus 3.50%. The Class A Notes, the Class B Notes and the Class C Notes are referred to herein collectively as the “Notes”. The property of the Master Owner Trust will consist of a collateral certificate representing an interest in the Navistar Financial Dealer Note Master Trust (the “Dealer Note Trust”). The property of the Dealer Note Trust (the “Dealer Note Trust Property”) includes receivables (the “Receivables”) generated from time to time in a revolving pool of dealer notes arising under floor plan financing agreements conveyed to the Dealer Note Trust by the Company. The Notes to which this agreement (this “Agreement”) applies will be issued pursuant to the Indenture, dated as of June 10, 2004 (as

I-1

amended through the date hereof, the “Master Indenture”), between the Master Owner Trust and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), as supplemented by an indenture supplement, to be dated as of the Closing Date referred to below (the “Indenture Supplement” and, together with the Master Indenture, the “Indenture”). The Notes will be secured by a collateral certificate that was issued on June 10, 2004 by the Dealer Note Trust pursuant to a Pooling and Servicing Agreement, dated as of June 8, 1995, as amended as of September 12, 1995, March 27, 1996, July 17, 1998, June 2, 2000, July 13, 2000, October 31, 2003, June 10, 2004 and November 10, 2009 and as supplemented by the Series 2000-VFC Supplement dated as of January 28, 2000, as amended as of January 22, 2003, October 25, 2007, October 15, 2008 and August 25, 2009, and the Series 2004-1 Supplement dated as of June 10, 2004 (the “Pooling and Servicing Agreement”), among the Company, Navistar Financial Corporation (“NFC”), as Servicer, and The Bank of New York Mellon, as trustee (the “Dealer Note Trust Trustee”). To the extent not defined herein, capitalized terms used herein shall have the meanings specified in the Indenture or the Pooling and Servicing Agreement.

Certain of the Initial Purchasers are financial institutions appearing on the list of eligible TALF Agents available in the TALF Standing Loan Facility Procedures (each such financial institution, a “TALF Agent”), and are party to that certain Master Loan and Security Agreement among the Federal Reserve Bank of New York (the “FRBNY”), as Lender, various TALF Agents from time to time party thereto, each on behalf of itself and its respective customers as borrowers thereunder from time to time, The Bank of New York Mellon, as Administrator, and The Bank of New York Mellon, as Custodian (as revised from time to time, the “MLSA”), in the form most recently posted by the FRBNY at http://www.newyorkfed.org/markets/talf_docs.html, in connection with the Term Asset-Backed Securities Loan Facility (“TALF”). To the extent expressly provided in this Agreement, and subject to the limitations set forth in Section 13 hereof, certain of the rights, benefits and remedies of the Initial Purchasers under this Agreement will be for the benefit of, and will be enforceable by, each Initial Purchaser who is a TALF Agent not only in its capacity as an Initial Purchaser but also in its capacity as a TALF Agent and as a signatory to a letter agreement making the TALF Agent a party to the MLSA.

The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a confidential offering memorandum dated February 4, 2010 and a confidential offering supplement to confidential offering memorandum dated February 4, 2010 (collectively, the “Preliminary Offering Memorandum”), and has or will prepare and deliver to the Initial Purchasers, on or promptly after the date hereof, copies of a final confidential offering memorandum dated February 4, 2010 and a confidential offering supplement to confidential offering memorandum dated February 4, 2010 (collectively, the “Final Offering Memorandum”), to be used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes. Any references herein to the Preliminary Offering Memorandum or the Final Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated by reference therein (if any), unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Final Offering Memorandum in connection with the offer of the Notes and resale of the Notes by the Initial Purchasers in accordance with the provisions hereof.

At or prior to the time when sales (including any contracts of sale) of the Notes were first made to investors by the Initial Purchasers, which shall be deemed to be 2:35 p.m., Chicago time, on February 4, 2010 (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum. As used herein, “Disclosure Package” means the following documents taken as a whole: (i) the Time of Sale Information and (ii) the Final Offering Memorandum.

1. The Company agrees to sell and deliver the Notes to each of the Initial Purchasers, severally and not jointly, as hereinafter provided, and each of the Initial Purchasers, severally and not jointly, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the principal amount of Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto at the purchase price equal to (i) 99.30345% of the principal amount of Class A Notes purchased, (ii) 99.10000% of the principal amount of Class B Notes purchased and (iii) 98.85000% of the principal amount of Class C Notes purchased. The Notes shall be issued and sold free from all liens, charges and encumbrances, equities and other third party rights of any nature whatsoever, together with all rights of any nature whatsoever attaching or accruing to them now or after the date of this Agreement. The Company understands that each Initial Purchaser intends to re-sell all or a portion of the Notes acquired by such Initial Purchaser to one or more entities in the United States which such Initial Purchaser reasonably believes to be “qualified institutional buyers” (“QIBs”) under Rule 144A of the Securities Act (“Rule 144A”) in transactions that comply with Rule 144A. Each of Company and each Initial Purchaser acknowledge and agree that they intend that the offer and sale of the Notes, upon the terms and conditions stated herein, to the Initial Purchasers is to be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

2. Payment for the Notes shall be made to the Company or to its order by wire transfer or other same day funds at the office of Kirkland & Ellis LLP, Chicago, Illinois at 10:00 a.m., Chicago time, on February 12, 2010 or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Initial Purchasers and the Company may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the “Closing Date.” As used herein, the term “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are permitted or required to be closed in New York City.

Payment for the Notes shall be made against delivery to the Initial Purchasers through the facilities of The Depository Trust Company on the Closing Date of definitive notes representing the Notes registered in the name of Cede & Co., as nominee for The Depository Trust Company, and in such denominations, as permitted by the Indenture, as the Initial Purchasers shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Initial Purchasers of the Notes duly paid by the Company. The definitive notes for the Notes will be made available for inspection by the Initial Purchasers in Chicago, Illinois not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date.

3. Each of NFC and the Company represents and warrants to (i) the several Initial Purchasers and (ii) with respect to clause (ff) of this Section 3, to each Initial Purchaser in its capacity as TALF Agent with respect to the TALF Loans secured by the Class A Notes, unless otherwise specified below, on and as of the Time of Sale, the date hereof and the Closing Date, that:

(a) the Preliminary Offering Memorandum, as of its date and as of the Time of Sale did not, the Time of Sale Information, as of the Time of Sale did not and as of the Closing Date will not, and the Final Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum, any other Time of Sale Information or the Final Offering Memorandum in reliance upon and in conformity with the written information relating to the Initial Purchasers furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for use therein (such information, the “Initial Purchaser Information”). It is understood and agreed that the Initial Purchaser Information consists solely of the following information: (i) in the section entitled “Risk Factors—Limited ability to resell the notes” in the Preliminary Offering Memorandum and the Final Offering Memorandum, the information in the second sentence of the first paragraph of such section and (ii) in the section entitled “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum, the information in (A) the first sentence of the third paragraph under such section, and (B) the second and third sentences of the fourth paragraph under such section;

(b) none of the Company, NFC nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold the Notes or any security of the same or a similar class or series as the Notes, (ii) has offered or will offer or sell the Notes in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, (iii) has provided any written information (other than the Preliminary Offering Memorandum and other Time of Sale Information) with respect to the offering contemplated hereby to prospective purchasers of the Notes or (iv) has, directly or indirectly, made offers of any security, or solicited offers to buy any security, that would require the registration of the Notes under the Securities Act. None of the Company, NFC nor any of their affiliates has entered or will enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement. None of the Company, NFC nor any of their affiliates has received any order or notice from the Securities and Exchange Commission (the “Commission”) or any state securities commission preventing or suspending the offering of the Notes or the use of any portion of the Disclosure Package, and to the best knowledge thereof, no such order or notice has been issued and no proceedings for that purpose have been instituted; provided, however, that neither the Company nor NFC makes any representation or warranty as to actions taken by any of the Initial Purchasers, any of their respective affiliates or any Person acting on their behalf in respect of the transactions contemplated by this Agreement.

(c) each of the Company and NFC has been duly incorporated under the laws of its jurisdiction of incorporation; each of the Company and NFC is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and corporate authority (i) to execute, deliver and perform its obligations under this Agreement and the other Securitization Agreements (as defined below) to which it is a party and to consummate the transactions contemplated hereby and thereby and (ii) to own, lease and operate its properties and conduct its business, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations or financial condition or the material properties or assets of the Company or NFC or the performance of their obligations hereunder or under the Securitization Agreements (a “Company/NFC Material Adverse Effect”);

(d) the Dealer Note Trust is a common law trust duly organized and validly existing in good standing under the laws of the State of Illinois and the Master Owner Trust is a statutory trust duly organized and validly existing in good standing under the laws of the State of Delaware, and each of the Dealer Note Trust and the Master Owner Trust has the full power and corporate authority (i) to execute, deliver and perform its obligations under the Securitization Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby and (ii) to own, lease and operate its properties and conduct its business, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations or financial condition or the material properties or assets of the Master Owner Trust or the Dealer Note Trust or the performance of its obligations under the Securitization Agreements (a “Master Owner Trust/Dealer Note Trust Material Adverse Effect” and together with a Company/NFC Material Adverse Effect, a “Material Adverse Effect”);

(e) each of this Agreement, the Trust Agreement, the Administration Agreement, the Purchase Agreement, the Master Indenture and the Pooling and Servicing Agreement (the Pooling and Servicing Agreement, together with the Trust Agreement, the Administration Agreement, the Purchase Agreement and the Master Indenture, the “Existing Agreements”) has been duly and validly authorized, executed and delivered by the Company, NFC, the Dealer Note Trust and the Master Owner Trust, as applicable;

(f) the execution and delivery of the Indenture Supplement (the Indenture Supplement, together with the Existing Agreements, the “Securitization Agreements”) and the consummation of the transactions provided therein have been duly and validly authorized by the Company, NFC, the Dealer Note Trust and the Master Owner Trust, as applicable;

(g) this Agreement constitutes the valid and binding agreement of the Company and NFC; and each Existing Agreement to which it is a party constitutes a legal, valid and binding agreement of each of the Company, NFC, the Dealer Note Trust and the Master Owner Trust, as applicable, enforceable against the Company, NFC, the Dealer Note Trust and the Master Owner Trust, as applicable, each in accordance with its terms, except that the enforcement of each such agreement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

(h) the Notes, the Collateral Certificate and the Securitization Agreements conform in all material respects to the descriptions thereof in each of the Preliminary Offering Memorandum and Final Offering Memorandum;

(i) the Notes have been duly and validly authorized and, when such Notes are duly and validly executed by or on behalf of the Master Owner Trust, authenticated by the Indenture Trustee and delivered in accordance with the Indenture on the Closing Date, will be a legal, valid and binding obligation of the Master Owner Trust, enforceable against the Master Owner Trust in accordance with their terms, and validly issued and outstanding and entitled to the benefits and security afforded by the Indenture; except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

(j) the Collateral Certificate is a legal, valid and binding obligation of the Dealer Note Trust, enforceable against the Dealer Note Trust in accordance with its terms and is entitled to the benefits of and security afforded by the Pooling and Servicing Agreement; except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

(k) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Notes, the Collateral Certificate and the Securitization Agreements, and the consummation by the Company of the transactions contemplated herein and therein and in the Preliminary Offering Memorandum and Final Offering Memorandum, (i) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of the Company and (ii) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, Navistar, Inc. (“Navistar”) or Navistar International Corporation (“NIC”) is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, (B) any applicable law or statute, rule or regulation (other than the securities or blue sky laws of the various states of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company, NFC, Navistar or NIC or any of their respective properties or assets;

(l) the execution and delivery by NFC of, and the performance by NFC of all of its obligations under, this Agreement and the Securitization Agreements, and the consummation by NFC of the transactions contemplated herein and therein and in the Preliminary Offering Memorandum and Final Offering Memorandum, (i) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of NFC and (ii) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of NFC under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which NFC, the Company, Navistar or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, (B) any applicable law or statute, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over NFC, the Company, Navistar or NIC or any of their respective properties or assets;

(m) the representations and warranties of the Company, NFC, the Dealer Note Trust and the Master Owner Trust set out in the Securitization Agreements are true and correct in all material respects and each Initial Purchaser may rely on such representations and warranties as if they were set forth herein in full;

(n) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign, or third party (other than as may be required under the securities or blue sky laws of the various states of the United States of America) is required for the valid authorization, issuance, sale and delivery of the Notes, or the performance by the Company, the Dealer Note Trust, the Master Owner Trust or NFC of all of its obligations under this Agreement, the Securitization Agreements or the Notes, or the consummation by the Company, the Dealer Note Trust, the Master Owner Trust or NFC of the transactions contemplated by this Agreement, the Securitization Agreements or the Preliminary Offering Memorandum or the Final Offering Memorandum;

(o) none of the Company, NFC, the Dealer Note Trust or the Master Owner Trust (i) is in violation of its respective organizational documents or (ii) is in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would be in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement, or other agreement or instrument to which the Company, NFC, the Dealer Note Trust or the Master Owner Trust is a party or by which any of them may be bound or to which any of their properties or assets may be subject, except for such violations or defaults that would not have a Material Adverse Effect;

(p) there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, domestic or foreign, now pending or, to the best knowledge of the Company and NFC after due inquiry, threatened against or affecting the Company, the Dealer Note Trust, the Master Owner Trust or NFC (i) asserting the invalidity of this Agreement, any Securitization Agreement, the Notes or the Collateral Certificate, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any Securitization Agreement, (iii) that might materially and adversely affect the performance by the Company, the Dealer Note Trust, the Master Owner Trust or NFC of its obligations under, or the validity or enforceability of, this Agreement, any Securitization Agreement, the Notes or the Collateral Certificate, (iv) seeking to affect adversely the federal income tax attributes of the Notes or the Collateral Certificate described in the Preliminary Offering Memorandum or the Final Offering Memorandum or (v) that if determined adversely as to the Company, the Dealer Note Trust, the Master Owner Trust or NFC would have a Material Adverse Effect;

(q) there has not been any material adverse change in the business, results of operations or financial condition or the material properties or assets of Navistar or NFC since the end of the most recent fiscal quarter of Navistar or NFC;

(r) any taxes, fees, and other governmental charges in connection with the execution and delivery of this Agreement and the Securitization Agreements, the execution, delivery and transfer of the Collateral Certificate and the execution, delivery, and sale of the Notes have been or will be paid at or before the Closing Date;

(s) on the Closing Date, after giving effect to all transactions occurring on the Closing Date, including the issuance of Notes and the repayment of the Series 2000- VFC Certificate, the Seller’s Invested Amount will be at least equal to the Minimum Seller’s Invested Amount;

(t) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act, and neither the Company nor the Dealer Note Trust is required to be registered under the Investment Company Act;

(u) the Master Indenture has been qualified under the Trust Indenture Act, and the Master Owner Trust is not required to be registered under the Investment Company Act;

(v) none of the Company, NFC, the Dealer Note Trust or the Master Owner Trust is a party to, or otherwise bound by, any indenture or other material agreement or instrument, or, to the Company’s or NFC’s knowledge, subject to or in violation of any statute, regulation or order of any governmental body, administrative agency, regulatory body or court having jurisdiction over the Company, NFC, the Dealer Note Trust or the Master Owner Trust that would have a Material Adverse Effect;

(w) the Notes will, when, as and if issued, satisfy the eligibility requirements of Rule 144A(d)(3) of the Securities Act. As of the Closing Date, the Notes will not be, (i) of the same class as securities listed on a national securities exchange in the United States that is registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) quoted in any “automated inter-dealer quotation system” (as such term is used in the Exchange Act) in the United States, or (iii) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A) of less than ten percent for securities so listed or quoted;

(x) on the Closing Date, the Master Owner Trust shall be the owner of the Collateral Certificate and the other Collateral and all proceeds with respect thereto, free and clear of all adverse claims. The Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral Certificate in favor of the Indenture Trustee, which security interest is prior to all other liens and security interests, and is enforceable as such against creditors of and purchasers from the Master Owner Trust;

(y) assuming the accuracy of the representations and warranties, and compliance with the agreements and covenants, of each of the Initial Purchasers contained herein and the deemed representations of the investors in the Notes contained in the Indenture and the Preliminary Offering Memorandum, it is not necessary, in connection with the issuance of the Notes to the Company and the sale thereof to the Initial Purchasers and the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Preliminary Offering Memorandum, the other Time of Sale Information and the Final Offering Memorandum to register the Notes under the Securities Act;

(z) each of the Company and NFC has filed all tax returns (federal, state and local) required to be filed by it and has paid all taxes, assessments and other governmental charges then due and payable, except such taxes, assessments and other governmental charges as are being contested in good faith and for which it has set aside appropriate reserves;

(aa) no proceeds received by the Company in respect of the Notes will be used by the Company to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act;

(bb) (i) each of the Company, NFC and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no lien under Section 303(k) of ERISA or Section 430(k) of the Code exists on any of the Collateral. As used in this paragraph, the term “ERISA Affiliate” means, with respect to any Person, a corporation, trade or business that is, along with such Person, a member of a controlled group (as described in Section 414 of the Code or Section 4001 of ERISA);

(cc) neither the Company nor NFC has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Notes (except as contemplated by this Agreement);

(dd) neither the Company nor NFC has taken, directly nor indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any Note or to facilitate the sale or resale of the Notes;

(ee) on and immediately after the Closing Date, each of the Company, NFC, the Master Owner Trust and the Dealer Note Trust (after giving effect to the issuance of the Notes and to the other transactions related thereto as described in the Preliminary Offering Memorandum, any other Time of Sale Information and the Final Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date such Person, that on such date (A) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Notes as contemplated by this Agreement, the Preliminary Offering Memorandum, any other Time of Sale Information and the Final Offering Memorandum, such Person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability;

(ff) TALF.

(i) Assuming the Class A Notes receive the ratings described in the Preliminary Offering Memorandum, the Class A Notes satisfy, or will satisfy on the Closing Date, all requirements to be “eligible collateral” (“Eligible Collateral”) as such term is defined in the form of MLSA posted on the website of the FRBNY (in the most recently dated version as of the date of such representation) at http://www.newyorkfed.org/_markets/talf_docs.html under TALF; it being understood that no representation or warranty is made by the Company or NFC as to the eligibility of any borrower under TALF or any borrower’s compliance with TALF;

(ii) The Class A Notes and the Dealer Notes underlying the Class A Notes satisfy, or will satisfy on the Closing Date, all applicable criteria for securities relating to “non-auto floor plan ABS” within the meaning of the Term Asset-Backed Securities Loan Facility: Terms and Conditions, effective November 13, 2009 or as in effect on the date of the Preliminary Offering Memorandum and the date of the Final Offering Memorandum, posted by the FRBNY at http://www.newyorkfed.org/markets/talf_terms.html and the Term Asset-Backed Securities Loan Facility: Frequently Asked Questions, effective January 15, 2010 or as in effect on the date of the Preliminary Offering Memorandum or the date of the Final Offering Memorandum, posted by the FRBNY at http://www.newyorkfed.org/markets/talf_faq.html under TALF;

(iii) Each of the Company and NFC represents and warrants that it and the Master Owner Trust have satisfied, or will have satisfied, all requirements under TALF applicable to it or the Master Owner Trust with respect to the Class A Notes and related matters required to be satisfied as of the applicable dates required under TALF. The Preliminary Offering Memorandum contains, and the Final Offering Memorandum will contain, all applicable information required to be included therein under TALF, as then in effect on the date of the Preliminary Offering Memorandum or the Final Offering Memorandum, as applicable, in order for the Class A Notes to be Eligible Collateral; and

(iv) On the Closing Date and the date hereof, the representations and warranties and certifications of the Company and NFC contained in the Certification as to TALF Eligibility for Non-Mortgage-Backed ABS to be attached as Appendix A to the Final Offering Memorandum (the “TALF Certification”) are and will be true and correct and each Initial Purchaser (in its capacity as a TALF Agent with respect to the TALF loans secured by the Class A Notes) may rely on such representations, warranties and certifications as if they were fully set forth herein; and

(gg) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith and, on and as of the date of the Final Offering Memorandum and the Closing Date, no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Final Offering Memorandum will have been made or reaffirmed without a reasonable basis or will have been disclosed other than in good faith.

4. Each of the Company and NFC, jointly and severally, covenants and agrees with each of the Initial Purchasers and, in the case of clauses (o), (p), (q) and (r) of this Section 4, each Initial Purchaser in its capacity as a TALF Agent with respect to the TALF Loans secured by the Class A Notes as follows:

(a) on or before the Closing Date, it shall provide to the Initial Purchasers and their counsel physical or electronic copies of the Final Offering Memorandum, dated on or before the Closing Date with such changes from the Preliminary Offering Memorandum as shall have been reasonably consented to by the Initial Purchasers;

(b) it shall promptly from time to time take such action as any Initial Purchaser may reasonably request to qualify the Notes for offer and sale under the securities laws of such states of the United States as any such Initial Purchaser may reasonably request for so long as reasonably required for the distribution of the Notes by such Initial Purchaser; to advise the Initial Purchasers, promptly after the Company or NFC receives notice thereof, of the suspension of the qualification of the Notes for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose; and, in the event of the issuance of any order suspending any such qualification, it shall promptly to use its best efforts to obtain the withdrawal of such order; provided, however, that none of the Master Owner Trust, the Company or NFC shall be obligated to qualify as foreign corporations in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

(c) if, at any time prior to the date the Final Offering Memorandum is made available to each Initial Purchaser, any event shall occur, information shall become known or condition shall exist as a result of which it is necessary to amend or supplement the Time of Sale Information in order that the Time of Sale Information will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Time of Sale Information to comply with applicable law (in each of the foregoing cases, a “Defective Offering Memorandum”), the Company and NFC shall promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Time of Sale Information, as so amended or supplemented, will comply with applicable law (a “Corrected Offering Memorandum”);

(d) if, at any time prior to the completion of the initial sale of the Notes by the Initial Purchasers (as evidenced by written notice from the Representative) but in no event in excess of 180 days from the date hereof, any event shall occur, information shall become known or condition shall exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Final Offering Memorandum to comply with applicable law (in each of the foregoing cases, also a “Defective Offering Memorandum”), the Company and NFC shall promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Offering Memorandum, as so amended or supplemented, will comply with applicable law (also a “Corrected Offering Memorandum”);

(e) neither it nor any of its affiliates or any other Person acting on their behalf shall engage, in connection with the offer and sale of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, including, but not limited to, the following:

(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(f) so long as the Notes are outstanding, to deliver or cause to be delivered to each Initial Purchaser the annual statements as to compliance and the annual statement(s) of a firm of independent public accountants delivered to the Dealer Note Trust Trustee pursuant to the Pooling and Servicing Agreement, in each case promptly after such statements are furnished to the Company;

(g) to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Notes, including any expenses of the Dealer Note Trust Trustee, Indenture Trustee and Master Owner Trust Trustee, (ii) incident to the preparation, printing and mailing of the Disclosure Package (including in each case all exhibits, amendments and supplements thereto) and all documents related thereto, including, without limitation, the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Initial Purchasers in such quantities as the Initial Purchasers may reasonably require in connection with the offer or sale of the Notes, (iii) incurred in connection with the qualification or exemption of the sale of the Notes under state securities or blue sky laws and the determination of their eligibility for investment under state and federal laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith and, if necessary in the reasonable judgment of the Initial Purchasers, all reasonable expenses in connection with the maintenance of such qualification, (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Securitization Agreements and all other agreements relating hereto or thereto and (v) payable to rating agencies in connection with the rating of the Notes;

(h) so long as any of the Notes are outstanding, to furnish to each Initial Purchaser as soon as practicable after the end of the fiscal year, (i) all documents required to be distributed to Noteholders or filed with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Company, NFC, the Master Owner Trust or the Dealer Note Trust filed with any government or regulatory authority that is otherwise publicly available, as any Initial Purchaser may reasonably request;

(i) to the extent that a rating provided with respect to the Notes by the rating agencies that initially rate the Notes is conditional upon the furnishing of documents or the taking of any other actions by the Company, NFC, the Master Owner Trust or the Dealer Note Trust, to furnish, as soon as practicable, such documents and take any such other reasonable actions;

(j) it shall not solicit any offer to buy from or offer to sell or sell to any Person any Notes, except through the Initial Purchasers and/or as otherwise specified in the Indenture at any time prior to the Closing Date; it shall not publish or disseminate any material other than the Disclosure Package in connection with the offer or sale of the Notes as contemplated by this Agreement, unless the Representative shall have consented to the publication or use thereof;

(k) it shall not take, or permit or cause any of their affiliates to take, any action whatsoever which would have the effect of requiring the registration, under the Securities Act, of the offer or sale of the Notes contemplated by the Disclosure Package;

(l) on or prior to the Closing Date, it shall use reasonable efforts to satisfy all conditions set forth in Section 6 of this Agreement;

(m) neither it nor any of its affiliates will make any offer or sale of securities of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid the exemption of the Notes from the registration requirements of the Securities Act provided by Section 4(2) thereof, or by Rule 144A or otherwise;

(n) it shall not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any Note to facilitate the sale or resale of the Notes;

(o) each of the Company and NFC shall use reasonable efforts to ensure that, on the Closing Date, the Class A Notes qualify as Eligible Collateral;

(p) each of the Company and NFC shall use reasonable efforts to take, and to fully and timely perform, all actions required of it pursuant to the TALF Certification, unless any such required action is waived by the FRBNY, or its designated agents;

(q) for so long as the Class A Notes remain outstanding, upon determining that any statement set forth in paragraph (2) of the TALF Certification was not correct when made or ceased to be correct, the Company and NFC shall (i) promptly notify the Initial Purchasers of such determination, (ii) notify the FRBNY and all registered holders of the Class A Notes in writing of such determination no later than 9:00 a.m., New York City time, on the fourth Business Day following such determination, (iii) issue a press release regarding such determination no later than 9:00 a.m., New York City time, on the fourth Business Day following such determination, and (iv) promptly provide the Initial Purchasers a copy of each such notification;

(r) each of the Company and NFC shall promptly notify the FRBNY and all registered holders of the Class A Notes, in writing, of the occurrence of any Event of Default with respect to the Class A Notes. Such notice will be delivered to the FRBNY’s custodian at talf@bnymellon.com and to FRBNY at talfreports@ny.frb.org at the same time notice of the Event of Default is given to the Indenture Trustee. The Company shall promptly provide each Initial Purchaser a copy of each such notification;

(s) for so long as the Notes are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Master Owner Trust is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders);

(t) it shall not take any action prior to the Closing Date which would require the Preliminary Offering Memorandum or the Final Offering Memorandum to be amended or supplemented pursuant to Section 4(c) of this Agreement; and

(u) it shall apply the net proceeds from the sale of the Notes as set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum under the heading “Use of Proceeds”.

The Company and NFC agree with the Initial Purchasers, during the period of 60 days from the date of the Final Offering Memorandum, not to offer, sell, contract to sell or announce any offering of any securities of the Company or any other affiliate of NFC, or any other trust for which the Company or any other affiliate of NFC is depositor, which represent interests in wholesale dealer notes issued by dealers to finance purchases of new and used medium and heavy duty trucks other than the Notes, without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company and NFC may at any time cause the Dealer Note Trust to increase the amount outstanding under a variable funding certificate that has been placed with any asset-backed commercial paper vehicle or to refinance such variable funding certificate by issuing variable funding notes.

5. The respective obligations of the several Initial Purchasers hereunder to purchase the Notes are subject to (i) the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and NFC contained herein, (ii) the accuracy of the statements of the Company, NFC, the Master Owner Trust, the Dealer Note Trust and their respective officers made in any certificates delivered pursuant hereto and the statements of the Company and NFC made in any certificates provided to the FRBNY pursuant to TALF, (iii) the performance by each of the Company, NFC, the Master Owner Trust and the Dealer Note Trust of its obligations hereunder, and under the other Securitization Agreements to which it is a party and, to the extent such obligations are required to be fulfilled on or prior to the Closing Date, the obligations of the Company and NFC under the certification and indemnities given by it to the FRBNY in connection with the Class A Notes, and (iv) each of the following additional conditions:

(a) All corporate proceedings and related matters in connection with the organization of the Master Owner Trust, the Dealer Note Trust, the Company and NFC, the validity of the Securitization Agreements, the registration, authorization, issue, transfer and delivery of the Collateral Certificate and the registration, authorization, issue, sale and delivery of the Notes shall have been satisfactory to counsel to the

Representative, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this clause.

(b) The Representative shall have received on the Closing Date a signed opinion of Kirkland & Ellis LLP, special counsel for the Company and NFC, in form and substance reasonably satisfactory to the Representative and counsel to the Representative, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

(i) when the Notes are duly executed on behalf of the Master Owner Trust and duly authenticated and delivered by the Indenture Trustee, upon the order of the Company in accordance with the Indenture, delivered and paid for pursuant to the Note Purchase Agreement, the Notes will constitute valid and binding obligations of the Master Owner Trust, enforceable in accordance with their terms and will be duly issued and outstanding, and the holder of record of any such Note will be entitled to the benefits afforded by the Indenture;

(ii) this Agreement has been duly authorized, executed and delivered by the Company and NFC; and each of the Securitization Agreements to which it is a party (other than the Trust Agreement) constitutes the valid and binding agreement of each of the Company and NFC, enforceable against the Company and NFC in accordance with its terms;

(iii) the execution and delivery by the Company of this Agreement and each of the Securitization Agreements to which it is a party, and the performance by the Company of its obligations hereunder and thereunder (A) have been duly authorized by the Company, (B) do not and will not violate the Certificate of Incorporation or By-laws of the Company and (C) do not and will not breach, or result in a default under, (1) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, Navistar or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, which has been specified by the Company in an officer’s certificate as being material to the Company, NFC, Navistar or NIC (except that such counsel need not express any opinion with respect to compliance with any financial test or any breach or default under any cross-default provisions arising out of failure to comply with a financial test or a default under any agreement not so specified in such officer’s certificate), (2) based upon existing facts of which such counsel has knowledge, any federal or State of New York or Illinois law which, in such counsel’s experience, is normally applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by this Agreement and the Securitization Agreements (but without such counsel having made any special investigation as to any other laws), except that such counsel shall express no opinion as to (x) compliance with any disclosure requirement or any prohibition against fraud or misrepresentation (except to the extent explicitly indicated in numbered paragraph (v) below), (y) whether performance of indemnification or contribution provisions would be permitted or (z) any laws which the Company, NFC, Navistar or NIC may be subject solely as a result of any Initial Purchaser’s (as opposed to underwriters generally) legal or regulatory status, or any Initial Purchaser’s (as opposed to underwriters generally) involvement in the transactions contemplated by this Agreement or (3) any judgment, order or decree of any government, governmental instrumentality, agency body or court, domestic or foreign, which has been specified by the Company in an officer’s certificate as being material to the Company, NFC, Navistar or NIC and having jurisdiction over the Company, NFC, Navistar, or NIC or any of their respective properties or assets;

(iv) the execution and delivery by NFC of this Agreement and each of the Securitization Agreements to which it is a party, and the performance by NFC of its obligations hereunder and thereunder (A) have been duly authorized by NFC, (B) do not and will not violate the Certificate of Incorporation or By-laws of NFC and (C) do not and will not breach, or result in a default under, (1) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, Navistar or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, which has been specified by the Company in an officer’s certificate as being material to the Company, NFC, Navistar or NIC (except that such counsel need not express any opinion with respect to compliance with any financial test or any breach or default under any cross-default provisions arising out of failure to comply with a financial test or a default under any agreement not so specified in such officer’s certificate), (2) based upon existing facts of which such counsel has knowledge, any federal or State of New York or Illinois law which, in such counsel’s experience, is normally applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by this Agreement and the Securitization Agreements (but without such counsel having made any special investigation as to any other laws), except that such counsel shall express no opinion as to (x) compliance with any disclosure requirement or any prohibition against fraud or misrepresentation (except to the extent explicitly indicated in numbered paragraph (v) below), (y) whether performance of indemnification or contribution provisions would be permitted or (z) any laws which the Company, NFC, Navistar or NIC may be subject solely as a result of any Initial Purchaser’s (as opposed to underwriters generally) legal or regulatory status, or any Initial Purchaser’s (as opposed to underwriters generally) involvement in the transactions contemplated by this Agreement or (3) any judgment, order or decree of any government, governmental instrumentality, agency body or court, domestic or foreign, which has been specified by NFC in an officer’s certificate as being material to the Company, NFC, Navistar or NIC and having jurisdiction over the Company, NFC, Navistar or NIC or any of their respective properties or assets;

(v) the information in the Preliminary Offering Memorandum and Final Offering Memorandum under the headings “Material Federal Income Tax Matters,” “State Tax Matters,” “ERISA Considerations” and “Certain Matters

Relating to Bankruptcy”, to the extent that it summarizes laws or constitutes legal conclusions with respect thereto, is correct in all material respects; and the Notes and the Securitization Agreements conform in all material respects to the descriptions thereof in the Preliminary Offering Memorandum and Final Offering Memorandum;

(vi) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act, and none of the Company, the Master Owner Trust or the Dealer Note Trust is required to be registered under the Investment Company Act;

(vii) the Master Indenture has been qualified under the Trust Indenture Act;

(viii) no authorization, approval, consent or order of any government, governmental instrumentality, agency, body or court, domestic or foreign, is required for the valid authorization, issuance, sale and delivery of the Notes, except such consents, approvals, authorizations or orders as may be required under the state securities or blue sky laws of the various states of the United States of America; and

(ix) the Collateral Certificate has been validly issued and is outstanding; and the holder of record of such Collateral Certificate is entitled to the benefits of the Pooling and Servicing Agreement.

Such counsel shall also advise that the purpose of their professional engagement was not to establish factual matters, and that preparation of the Preliminary Offering Memorandum and Final Offering Memorandum involved many determinations of a wholly or partially nonlegal character and that they make no representation that they have independently verified the accuracy, completeness or fairness of the Preliminary Offering Memorandum or Final Offering Memorandum or that the actions taken in connection with the preparation of the Preliminary Offering Memorandum or Final Offering Memorandum (including the actions described in the next paragraph) were sufficient to cause the Preliminary Offering Memorandum or Final Offering Memorandum to be accurate, complete or fair and that they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Preliminary Offering Memorandum or Final Offering Memorandum except to the extent otherwise explicitly indicated in numbered paragraph (v) above, but that they can however confirm that they have participated in conferences with representatives of the Company and NFC, representatives of the Initial Purchasers, counsel for the Initial Purchasers and representatives of the independent accountants for the Company and NFC during which disclosures in the Preliminary Offering Memorandum or Final Offering Memorandum and related matters were discussed and that they have reviewed certain corporate records furnished to them by the Company and NFC and that they were not retained by the Company to prepare the periodic reports or other materials incorporated in the Preliminary Offering Memorandum or Final Offering Memorandum, and that their knowledge about those materials is limited, but that based upon their participation in the conferences and their document review identified above, their understanding of applicable law and the experience they have gained in their practice thereunder and relying as to materiality to a large extent upon the opinions and statements of officers of the Company, they can, however, advise that nothing has come to their attention that has caused them to conclude that either the Preliminary Offering Memorandum or Final Offering Memorandum at its respective date or the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view, with respect to the Preliminary Offering Memorandum, as to any information left blank in the Preliminary Offering Memorandum that was completed in the Final Offering Memorandum).

In rendering such opinions, such counsel may rely as to matters of fact, to the extent such counsel reasonably deems proper, on certificates of responsible officers of the Company or NFC and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or NFC. In addition, such opinion of counsel may state that such counsel’s opinions are subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or transfer or other laws of general applicability relating to or affecting the enforcement of creditors’ rights from time to time in effect and to general principles of equity.

(c) Kirkland & Ellis LLP shall have furnished to the Initial Purchasers a letter stating that the Initial Purchasers may rely on their opinions, as special counsel to the Company and NFC, as delivered to Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services in connection with the rating of the Notes.

(d) The Representative shall have received on the Closing Date a signed opinion of General Counsel of NFC and the Company, in form and substance reasonably satisfactory to the Representative and counsel to the Representative, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

(i) each of the Company and NFC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and Final Offering Memorandum;

(ii) except as described in the Preliminary Offering Memorandum or Final Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, domestic or foreign, now pending or, to the best knowledge of such counsel, threatened against or affecting the Company, NFC, Navistar or NIC that could have a Material Adverse Effect or that could have a material adverse effect on the consummation of the transactions contemplated in, or the fulfillment of the terms of, this Agreement, the Preliminary Offering Memorandum or Final Offering Memorandum or the Securitization Agreements; there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, now pending, or to the best knowledge of such counsel, threatened against or affecting the Company, the Dealer Note Trust, the Master Owner Trust,

NFC, Navistar or NIC that is required to be described in the Preliminary Offering Memorandum or Final Offering Memorandum that is not so described; and to the best of such counsel’s knowledge, there are no contracts or other documents of a character required to be described or referred to in the Preliminary Offering Memorandum or Final Offering Memorandum that are not described or referred to as required;

(iii) the execution and delivery by the Company and NFC of, and the performance by the Company and NFC of all of the provisions of its obligations under, this Agreement, the Collateral Certificate and the Securitization Agreements to which it is a party, and the consummation by the Company and NFC of the transactions contemplated herein, therein and in the Preliminary Offering Memorandum and Final Offering Memorandum do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, NFC or of any subsidiary under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, Navistar or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject or (B) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company, NFC, Navistar or NIC or any of their respective properties or assets which violation, in the case of clauses (A) and (B), could reasonably be expected to have a materially adverse effect on the transactions contemplated herein, therein and in the Preliminary Offering Memorandum and Final Offering Memorandum; and

(iv) the statements contained in the Preliminary Offering Memorandum and the Final Offering Memorandum under the heading “Certain Matters Relating to the Dealer Notes and the Collateral Certificate,” to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, are correct in all material respects.

Such counsel shall also advise, based on his participation in the preparation of the Preliminary Offering Memorandum and Final Offering Memorandum and conferences with officers and representatives of the Company and NFC, representatives of the independent public accountants for the Company and NFC, representatives of the Initial Purchasers and counsel to the Initial Purchasers, that nothing has come to his attention that leads him to believe that the Preliminary Offering Memorandum or Final Offering Memorandum (other than the financial statements, supporting schedules and other financial and statistical data set forth therein, as to which no advice need be given), as of its respective date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) On the respective date of each of Preliminary Offering Memorandum and Final Offering Memorandum and on the date hereof, KPMG shall have furnished to the Representative letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Representative.

(f) The Representative shall have received on the Closing Date a signed opinion of Emmet, Marvin & Martin, LLP, special counsel for the Dealer Note Trust Trustee and the Indenture Trustee, in form and substance reasonably satisfactory to the Representative and counsel to the Representative, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

(i) The Bank of New York Mellon is a banking corporation duly incorporated and validly existing under the laws of the State of New York;

(ii) Each of the Dealer Note Trust Trustee and the Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under each of the Agreements to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of each of the Agreements to which it is a party. For purposes of this clause “Agreements” shall mean the Master Indenture, the Indenture Supplement, the Pooling and Servicing Agreement and the Administration Agreement;

(iii) each of the Agreements to which the Indenture Trustee is a party has been duly executed and delivered by the Indenture Trustee, and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Owner Trust Estate, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, receivership, conservatorship and similar laws relating to or affecting creditors’ rights generally and (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(iv) each of the Agreements to which the Dealer Note Trust Trustee is a party has been duly executed and delivered by the Dealer Note Trustee, and constitutes a legal, valid and binding obligation of the Dealer Note Trust Trustee, enforceable against the Dealer Note Trust Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Dealer Note Trust Property, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, receivership, conservatorship and similar laws relating to or affecting creditors’ rights generally and (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(v) the Notes delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture;

(vi) the Collateral Certificate delivered on June 10, 2004 has been duly authenticated by the Dealer Note Trust Trustee in accordance with the terms of the Pooling and Servicing Agreement;

(vii) neither (a) the execution, delivery or performance by the Indenture Trustee of the Agreements to which it is a party nor (b) the execution, delivery or performance by the Dealer Note Trust Trustee of the Agreements to which it is a party requires any consent, approval, or authorization of or any registration or filing with, any New York or United States Federal court or governmental agency or body; and

(viii) none of (a) the authentication and delivery of the Notes or the Collateral Certificate, (b) the execution, delivery and the performance by the Indenture Trustee of the Agreements to which it is a party or (c) the execution, delivery and the performance of the Agreements by the Dealer Note Trust Trustee to which it is a party, conflicts with or will result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Indenture Trustee or the Dealer Note Trust Trustee or (B) the Articles of Incorporation or Bylaws of the Indenture Trustee or the Dealer Note Trust Trustee, as the case may be.

(g) The Representative shall have received on the Closing Date a signed opinion of Richards, Layton & Finger, special counsel for the Master Owner Trust Trustee, in form and substance reasonably satisfactory to the Representative and counsel to the Representative, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

(i) Deutsche Bank Trust Company Delaware is a banking corporation in good standing under the laws of the State of Delaware and has the power and authority to perform the Trust Agreement and to consummate the transactions contemplated thereby, and, as Master Owner Trust Trustee on behalf of the Master Owner Trust, to execute and deliver the Indenture Supplement and the Notes;

(ii) the Trust Agreement constitutes the legal, valid and binding obligation of the Master Owner Trust Trustee enforceable against the Master Owner Trust Trustee in accordance with its terms;

(iii) the Indenture Supplement and the Notes have been duly executed and delivered by the Master Owner Trust Trustee on behalf of the Master Owner Trust;

(iv) neither the performance by the Master Owner Trust Trustee of the Trust Agreement, nor the consummation of any of the transactions by the Master

Owner Trust Trustee contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the trust powers of the Master Owner Trust Trustee;

(v) neither the performance by the Master Owner Trust Trustee of the Trust Agreement, nor the consummation of any of the transactions by the Master Owner Trust Trustee contemplated thereby, is in violation of the articles of association or bylaws of the Master Owner Trust Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Master Owner Trust Trustee or, to such counsel’s knowledge, without independent investigation, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel’s knowledge, without independent investigation, or any judgment or order applicable to the Master Owner Trust Trustee; and

(vi) to such counsel’s knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings against the Master Owner Trust Trustee in any court or before any other governmental authority of the State of New York which, if adversely determined, would materially and adversely affect the ability of the Master Owner Trust Trustee to enter into or perform its obligations under the Trust Agreement.

(h) The Representative shall have received on the Closing Date a signed opinion of Richards, Layton & Finger, special Delaware counsel for the Master Owner Trust, in form and substance reasonably satisfactory to the Representative and counsel to the Representative, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

(i) the Master Owner Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. 3801 et seq. (referred to in this Section 6(j) as the “Trust Act”), and has the power and authority under the Trust Agreement and the Trust Act to execute, deliver and perform its obligations under the Master Owner Trust Documents and the Notes;

(ii) the Trust Agreement is a legal, valid and binding obligation of the Company and the Master Owner Trust Trustee, enforceable against the Company and the Master Owner Trust Trustee, in accordance with its terms;

(iii) under the Trust Act and the Trust Agreement, the execution and delivery of the Master Owner Trust Documents, the issuance of the Notes, and the granting of the Collateral to the Indenture Trustee as security for the Notes has been duly authorized by all necessary trust action on the part of the Master Owner Trust;

(iv) the Master Owner Trust Certificate has been duly authorized by the Master Owner Trust and, assuming it was duly executed by the Master Owner Trust Trustee on behalf of the Master Owner Trust and authenticated by the Master Owner Trust Trustee and delivered to the purchasers thereof in accordance with the Trust Agreement, the Master Owner Trust Certificate has been validly issued and is entitled to the benefits of the Trust Agreement;

(v) neither the execution, delivery or performance by the Master Owner Trust of the Master Owner Trust Documents or the Notes, nor the consummation of any of the transactions by the Master Owner Trust contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, or the filing, registration or qualification with, or the taking or any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any UCC financing statements with the Delaware Secretary of State pursuant to the Indenture;

(vi) neither the execution, delivery and performance by the Master Owner Trust of the Master Owner Trust Documents, nor the consummation by the Master Owner Trust of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Master Owner Trust; and

(vii) with respect to the Master Owner Trust and the Receivables: (a) there is no document, stamp, excise or other similar tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate or the Receivables, in the transfer of the Collateral Certificate or the Receivables to or from the Master Owner Trust or the Dealer Note Trust or upon the issuance of the Master Owner Trust Certificate or the Notes; (b) there is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Master Owner Trust or the Dealer Note Trust; (c) the characterization of the Master Owner Trust and the Dealer Note Trust for federal income tax purposes will be determinative of the characterization of the Master Owner Trust and the Dealer Note Trust for Delaware income tax purposes and assuming the Master Owner Trust and the Dealer Note Trust will not be taxed as associations or as publicly traded partnerships for federal income tax purposes, neither the Master Owner Trust nor the Dealer Note Trust will be subject to Delaware income tax and Noteholders who are not otherwise subject to Delaware income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom; and (d) any income tax imposed by the State of Delaware that might be applicable to the Master Owner Trust would be based on “federal taxable income,” and for the purposes of determining such income, the characterization of such income for federal income tax purposes will be determinative, whether the characterization of the transaction is that of a sale or a loan.

(i) On the Closing Date, and after giving effect to all transactions occurring on the Closing Date, including the issuance of the Notes and the repayment of the Series 2000-VFC Certificate, the Seller’s Invested Amount shall be at least equal to the Minimum Seller’s Invested Amount.

(j) At or prior to the Closing Date, the Class A Notes shall be rated “Aaa” by Moody’s Investors Service, Inc. and “AAA” by Standard & Poor’s Ratings Services, the Class B Notes shall be rated “Aa2” by Moody’s Investors Service, Inc. and “AA” by Standard & Poor’s Ratings Services and the Class C Notes shall be rated “A2” by Moody’s Investors Service, Inc. and “A” by Standard & Poor’s Ratings Services.

(k) The Company shall have furnished or caused to be furnished to the Representative a certificate, dated the Closing Date, by either the President or a Vice President of Navistar and NFC (in his capacity as such) to the effect that the signer of such certificate has carefully examined this Agreement and the Securitization Agreements and to the effect that: (i) the representations and warranties of the Company and NFC contained in such agreements are true and correct in all material respects at and as of the Closing Date with the same effect as if made at the Closing Date, (ii) the Company and NFC have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) there shall have been no material adverse change in the business, results of operation or financial condition or the material properties or assets of Navistar or NFC since the end of the most recent fiscal quarter of Navistar or NFC, and (iv) nothing has come to his attention that would lead him to believe that the Preliminary Offering Memorandum or Final Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l) The Representative shall have received on and as of the Closing Date an opinion dated the Closing Date of Mayer Brown LLP, counsel to the Representative, addressed to the Initial Purchasers and in form and substance satisfactory to the Representative with respect to such matters as the Representative may reasonably request.

(m) TALF Deliveries:

(i) On or prior to the date that is three weeks prior to the “Loan Subscription Date” (as defined under TALF) immediately preceding the Closing Date, the Company and NFC, as sponsor, shall have delivered to the FRBNY all “data” (as defined under TALF) that they reasonably believe, based on the guidance provided by the FRBNY, is required to be provided to the FRBNY.

(ii) On or prior to 12:00 Noon, New York City time (or such later time as may be specified by the FRBNY), on the date that is four Business Days prior to the Closing Date (or such later time as may be specified by FRBNY) (the “TALF Delivery Date”), KPMG shall have furnished to the FRBNY an attestation, substantially in the form required under TALF, electronically and by mail, postmarked on or prior to such date, with a notification to the Representative that such attestation has been sent to the FRBNY.

(iii) On or prior to 12:00 Noon, New York City time (or such later time as may be specified by the FRBNY), on the TALF Delivery Date, NFC, as sponsor, shall have executed the Indemnity Undertaking relating to the Class A Notes, substantially in the form required under TALF, and delivered such Indemnity Undertaking electronically and by mail, postmarked on or prior to such date to the FRBNY, with a copy to the Representative.

(iv) On or prior to 12:00 Noon, New York City time, on the third Business Day prior to the Closing Date (or such later time as may be specified by the FRBNY), the Company and NFC, as sponsor, shall have executed the TALF Certification, and delivered the TALF Certification to the FRBNY, with a copy to the Representative, and included the executed TALF Certification in the Final Offering Memorandum.

(v) On or prior to 10:00 A.M., New York City time, on the Closing Date, the Company shall have delivered to the FRBNY letters from (i) S&P stating that the Class A Notes have received a rating of “AAA” and (ii) Moody’s stating that the Class A Notes have received a rating of “Aaa”.

(vi) On or prior to the Closing Date, the Company and NFC, as sponsor, shall have delivered to the FRBNY all “additional data” (as defined under TALF), that they reasonably believe, based on the guidance provided by the FRBNY, is required to be provided to the FRBNY.

(vii) On or prior to the Closing Date, the Company or NFC, as sponsor, (A) shall have delivered a written waiver or consent, in a form acceptable to the FRBNY, to every nationally recognized statistical rating organization (each such entity, an “NRSRO”) to which the Company or NFC, as sponsor, provided “data” regarding the Class A Notes or the underlying exposures permitting such NRSRO to share its view of the credit quality of the Class A Notes and the underlying exposures with the FRBNY and (B) shall have delivered a copy of such waiver or consent to the FRBNY on or prior to the TALF Delivery Date.

(viii) On or prior to the Closing Date, the Company or NFC, as sponsor, shall have received an indication from the FRBNY that based on the information provided to the FRBNY and the FRBNY’s risk assessment, it appears that the proposed issuance of the Class A Notes, as structured at such time, satisfies the FRBNY’s risk assessment for newly issued non-mortgage-backed ABS (as defined under TALF), which indication has not been revised or revoked as of the Closing Date.

(n) On or prior to the Closing Date, the Company shall have furnished to the Representative such further certificates, documents and opinions as the Representative or their counsel, Mayer Brown LLP, shall reasonably request.

6. The Company and NFC agree to jointly and severally indemnify and hold harmless each Initial Purchaser (including in its capacity as a TALF Agent), its officers, employees and directors, and each person, if any, who controls any Initial Purchaser (including in its capacity as a TALF Agent) within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted), caused by any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package (including, solely for purposes of this Section 6, the confidential offering memorandum dated January 22, 2010 and the confidential offering supplement to confidential offering memorandum dated January 22, 2010 prepared by the Company and used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes (collectively, the “Initial Preliminary Offering Memorandum”)), the other written communications listed on Annex A, any Permitted Initial Purchaser Communication (as defined below) or any information prepared or approved by the Company or NFC and provided to the FRBNY in connection with the Class A Notes (the “FRBNY Data”) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (i) the foregoing indemnity shall not apply to any losses, claims, damages or liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Initial Purchaser Information; (ii) the foregoing indemnity shall not inure to the benefit of any Initial Purchaser (or to the benefit of the person controlling such Initial Purchaser) from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes if such untrue statement or omission or alleged untrue statement or omission was made in the Disclosure Package, any Permitted Initial Purchaser Communication or any written communications listed on Annex A and was eliminated or remedied in a Corrected Offering Memorandum delivered to such Initial Purchaser prior to the Time of Sale (with respect to any sale consummated on the Closing Date) or the time of sale of such Notes to such person (with respect to any sale consummated after the Closing Date) but a copy of such Corrected Offering Memorandum was not furnished to such person at or prior to the Time of Sale or the time of sale of such Notes to such person, as applicable and (iii) the foregoing indemnity shall not inure to the benefit of any Initial Purchaser (or to the benefit of the person controlling such Initial Purchaser) from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes if such untrue statement or omission or alleged untrue statement or omission was made in the Initial Preliminary Offering Memorandum and such Initial Purchaser failed to deliver the Preliminary Offering Memorandum to such person.

Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and NFC, their directors, their officers, their employees and each person who controls the Company or NFC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and NFC to the Initial Purchasers, but only with reference to the Initial Purchaser Information.

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, but the failure to give such notice shall not relieve the Indemnifying Party of its indemnification obligations pursuant to this Agreement unless (and only to the extent that) such failure to give notice results in the forfeiture of material rights or defenses of the Indemnifying Party. The Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchasers and such control persons of the Initial Purchasers shall be designated in writing by the Initial Purchasers and any such separate firm for the Company and NFC, their respective directors, their respective officers, their respective employees and such control persons of the Company and NFC shall be designated in writing by the Company and NFC. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional written release, in form and substance reasonably satisfactory to the Indemnified Party, of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of such Indemnified Party.

If the indemnification provided for in the first and second paragraphs of this Section 6 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and NFC on the one hand and the Initial Purchasers on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and NFC on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and NFC on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions actually received by the Initial Purchasers with respect to the Notes purchased under this Agreement. The relative fault of the Company and NFC on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or NFC or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, NFC and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any actual legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Notes purchased by it and resold exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers’ obligations to contribute as provided in this Section 6 are several in proportion to the principal amount of the Notes set forth opposite their respective names in Schedule I. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and NFC as set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any person controlling any Initial Purchaser or by or on behalf of the Company and NFC, their officers or directors or any other person controlling the Company or NFC and (iii) acceptance of and payment for any of the Notes.

7. Each Initial Purchaser, severally and not jointly, represents, warrants, covenants and agrees that:

(a) It is an “accredited investor” within the meaning of Regulation D under the Securities Act and a QIB.

(b) It is understood that the Initial Purchasers propose to offer the Notes for sale as set forth in the Final Offering Memorandum and in the Time of Sale Information. It understands that the Notes have not been and will not be registered under the Securities Act and the Notes may not be offered or sold except in accordance with Rule 144A. It has not offered or sold, and shall not offer or sell, the Notes except to (a) persons whom it reasonably believes to be QIBs in the United States in transactions under Rule 144A and (b) in accordance with the representations herein. In connection with such offer or sale, it shall take reasonable steps to inform purchasers acquiring such Notes from such Initial Purchaser that such offer or sale is being made in reliance on Rule 144A in a manner that would not require registration of the Notes under the Securities Act or any blue sky law of any state.

(c) Neither such Initial Purchaser nor any of its affiliates or any person acting on its behalf has engaged or shall engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) in connection with any offer or sale of the Notes.

(d) Prior to the Time of Sale, it shall convey the Preliminary Offering Memorandum to each purchaser of any of the Notes purchased by the Initial Purchaser from the Company pursuant hereto; in addition to the foregoing, such Initial Purchaser acknowledges and agrees that the Master Owner Trust may rely upon the accuracy of the representations and warranties of such Initial Purchaser and its compliance with its agreements contained in this Section 7, and such Initial Purchaser hereby consents to such reliance.

(e) As soon as practicable after notice from the Company that the Time of Sale Information is required to be amended or supplemented, such Initial Purchaser shall cease use of the Time of Sale Information until such Initial Purchaser has received such amendment or supplement and thereafter shall make use of the Time of Sale Information only as so amended or supplemented, and deliver a copy of such amendment or supplement to each prospective purchaser of the Notes to whom a copy of the Time of Sale Information had previously been delivered (and who has not returned such copy).

(f) Prior to the date which is one year and one day after the last date upon which (i) the Notes have been paid in full, and (ii) all obligations due under any other securitized financing by the Company have been paid in full, such Initial Purchaser shall not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided, however, that the foregoing shall not limit the right of such Initial Purchaser to file any claim in or otherwise take actions with respect to any such proceeding otherwise instituted.

(g) If such Initial Purchaser uses the internet or other electronic means to offer to sell the Notes, it has in place and shall maintain internal controls and procedures which it reasonably believes to be sufficient to ensure compliance in all material respects with all applicable legal requirements under the Securities Act and applicable procedures, if any, worked out with the staff of the Commission relating to the use of the internet or relating to computerized or electronic means of delivery to prospective investors of the Final Offering Memorandum, in each case, in connection with the offering of the Notes.

(h) Other than the Preliminary Offering Memorandum, the Final Offering Memorandum and the materials listed on Annex A hereto, such Initial Purchaser has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes; provided, however, that each Initial Purchaser may (i) use, authorize use of, refer to or distribute any written communication prepared by such Initial Purchaser and approved by the Company and NFC in writing for use reference or distribution, as applicable (each such written communication, a “Permitted Initial Purchaser Communication”) and each Initial Purchaser shall be permitted to provide confirmations of sale and (ii) without the approval of the Company or NFC, use, authorize use of, refer to or distribute any written communication in the form of (A) an Intex CDI file that does not contain any information not included in the Preliminary Offering Memorandum of the type specified in clauses (1) – (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) other than information of the type described in clause (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) prepared by such Initial Purchaser (including traditional computational and analytical materials prepared by such Initial Purchaser) or (B) information on Bloomberg to prospective investors relating to (1) the prepayment speed and clean-up call information of the Notes, any derivatives expected to be entered into in connection with the Notes or the weighted average life and payment window of one or more classes of the Notes, (2) a column or other entry showing the status of the subscriptions for the Notes (both for the issuance as a whole and for each Purchaser’s retention) or (3) information customarily included in confirmations of sales of securities and notices of allocations and information that would be delivered in a public offering as contemplated by Rule 134 of the Securities Act if Rule 134 of the Securities Act were applicable to the offering of the Notes (the “Bloomberg Information”), which, in the case of clauses (i) and (ii), each Initial Purchaser, solely with respect to itself, represents would not have been required to be filed with the Commission pursuant to the safe harbor provided by Rule 134 because such information would have been a free writing prospectus under Rule 405 that is not an issuer free writing prospectus under Rule 405, in each case, if the Notes had been sold in a public offering;

(i) If a Defective Offering Memorandum has been corrected with a Corrected Offering Memorandum delivered to such Initial Purchaser subsequent to the original Time of Sale and prior to the Closing Date, with respect to each investor with whom such Initial Purchaser entered into a contract of sale and who received the Defective Offering Memorandum from such Initial Purchaser, such Initial Purchaser shall (A) deliver such Corrected Offering Memorandum to such investor prior to entering into a new contract of sale with such investor and (B) enter into a new contract of sale with such investor on the terms described in the Corrected Offering Memorandum or terminate the existing contract of sale with such investor; and

(j) Such Initial Purchaser has not delivered and will not deliver any “data” or “additional data” (as each such term is defined under TALF) to any NRSRO without providing such data to NFC prior to or promptly after delivery to such NRSRO.

8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchasers, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the National Association of Securities Dealers, Inc., (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchasers, is material and adverse and which, in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to market the Notes on the terms and in the manner contemplated herein and in the Disclosure Package or (iv) any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Company, NFC, the Master Owner Trust or the Dealer Note Trust and such event singly or together with any other such event makes it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to market the Notes on the terms and in the manner contemplated herein and in the Disclosure Package.

9. If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or NFC to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or NFC shall be unable to perform its obligations under this Agreement, each of the Company and NFC, jointly and severally, agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

10. The TALF Undertakings. The Company and NFC make the Undertakings set forth and defined in Exhibit A hereto for the benefit of each of the Initial Purchasers, in its capacity as TALF Agent.

11. This Agreement may be amended or modified only with the prior written consent of the parties hereto.

12. Each of the Company and NFC acknowledges that each of the Initial Purchasers is acting solely in the capacity of arm’s length contractual counterparty to the Company and NFC with respect to the offer of Notes contemplated hereby (including in connection with determining the terms of the offer) and not as a financial advisor or a fiduciary to, or an agent of, the Company, NFC or any other Person. Additionally, none of the Initial Purchasers is advising the Company, NFC or any other Person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and NFC shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Initial Purchasers shall have any responsibility or liability to the Company or NFC with respect thereto. Any review by any of the Initial Purchasers of the Company, NFC, the Master Owner Trust, the Dealer Note Trust, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company, NFC or any other party.

13. The representations, covenants and agreements made by the Company and NFC in this Agreement to each of the Initial Purchasers in its capacity as a TALF Agent shall only extend to each such Initial Purchaser in its capacity as a TALF Agent in connection with the performance by such Initial Purchaser in its capacity as a TALF Agent of its obligations under TALF, and do not extend to and may not be relied upon by any direct or indirect purchaser or owner of the Notes, or any other Person claiming by or through any such purchaser or owner or any third party beneficiary, for any purpose or in any circumstance, whether on the theory that the Initial Purchaser in its capacity as a TALF Agent has acted or acts as their agent or otherwise. For the avoidance of doubt, the limitations contained in this Section 13 shall apply only to an Initial Purchaser in its capacity as a TALF Agent as such and shall not be construed to limit the representations, covenants and agreements made herein by the Company or NFC to any Initial Purchaser in its capacity as an Initial Purchaser.

14. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or telecopied. Notices to the Representative shall be given to the Representative, at Banc of America Securities LLC, Bank of America Plaza, 101 South Tyron Street, Attention: John J. Muller, Charlotte, North Carolina 28255, NC1-002-29-01 (telecopy: (704) 208-3156). Notices to the Company shall be given to it at 425 N. Martingale Road, Suite 1800, Attention: General Counsel, Schaumburg, Illinois, 60173 (telecopy: (630) 753-4410).

15. Notwithstanding anything herein to the contrary, the Company, NFC, the Initial Purchasers and any other taxpayer that participates in the transactions contemplated hereby may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Notes and transactions contemplated hereby. It is hereby confirmed that each of the foregoing has been so authorized since the commencement of discussions regarding the transactions contemplated hereby.

16. Notwithstanding anything in this Agreement to the contrary, this Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the purchase and sale of the above-referenced Notes.

17. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, NFC and the Company and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, NFC and the Company and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Notes from the Initial Purchasers shall be deemed to be a successor merely by reason of such purchase.

18. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

19. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEW YORK.

20. If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the Notes which it or they are obligated to purchase under this Agreement (all such unpurchased Notes, collectively, the “Defaulted Securities”), the Initial Purchasers shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for any purchaser to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then: (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the total aggregate principal amount of the Notes, each non-defaulting Initial Purchaser shall be obligated to purchase its ratable share of the full amount thereof; or (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the total aggregate principal amount of the Notes, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser. No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default. In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Final Offering Memorandum or in any other documents or arrangement.

If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

Very truly yours,

NAVISTAR FINANCIAL SECURITIES CORPORATION

By:	/s/ William V. McMenamin
	Name:	William V. McMenamin
	Title:	V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION

By:	/s/ William V. McMenamin
	Name:	William V. McMenamin
	Title:	V.P., CFO & Treasurer

Accepted: February 4, 2010

BANC OF AMERICA SECURITIES LLC

By:	/s/ Carl Anderson
	Name:	Carl Anderson
	Title:	Director

For itself and as Representative of the

Several Initial Purchasers

Address:

Heart Tower

214 North Tryon Street

Charlotte, NC 28255-0001

Mail Code NC1-027-21-04

SCHEDULE I

Initial Purchasers	Principal Amount of Class A Notes	Principal Amount of Class B Notes	Principal Amount of Class C Notes
Banc of America Securities LLC	$140,400,000	$11,480,000	$13,160,000
Scotia Capital (USA) Inc.	$60,100,000	$4,920,000	$5,640,000
Comerica Securities, Inc.	$14,300,000
UBS Securities LLC

Total	$214,800,000	$16,400,000	$18,800,000

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ANNEX A

Additional Time of Sale Information

1.	Roadshow presentation, dated January 22, 2010.

2.	Issuer Information for transmission on Bloomberg.

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EXHIBIT A

SECTION 1. Definitions. For purposes of this Exhibit A, capitalized terms used but not defined in this Agreement (including this Exhibit A) shall have the meanings specified in the Master Loan and Security Agreement (the “MLSA”), by and among the Federal Reserve Bank of New York, as lender (“Lender”), the TALF agents party thereto (the “TALF Agents” and each, individually, a “TALF Agent”) and The Bank of New York Mellon, as administrator and as custodian, executed in connection with the Term Asset-Backed Securities Loan Facility (the “TALF Program”), or if not defined therein, in the Note Purchase Agreement, dated as of February 4, 2010, by Navistar Financial Securities Corporation and Navistar Financial Corporation and accepted and agreed to by Banc of America Securities LLC, as Representative of the Initial Purchasers. In addition, as used in this Exhibit A, the following terms shall have the following meanings (such definition to be applicable to both the singular and plural forms of such terms):

“Agent Indemnified Party” means a Relevant Agent and each person, if any, who controls any Relevant Agent within the meaning of either Section 15 of the Securities Act of 1933, as amended or Section 20 of the Securities Exchange Act of 1934, as amended.

“Company Parties” means Navistar Financial Securities Corporation and Navistar Financial Corporation.

“Relevant Agent” means any TALF Agent that is acting as agent on behalf of a Borrower with respect to a Relevant Loan.

“Relevant Loan” means any Loan for which any of the Notes have been pledged to Lender as Collateral and for which the Loan Closing Date is the date of issuance of the Class A Notes.

“TALF Provisions” means the portions of the Final Offering Memorandum that describe, or are relevant to, the qualification of the Class A Notes as Eligible Collateral, including without limitation the descriptions of the terms of the Class A Notes and the assets generating collections or other funds from which the Class A Notes are to be paid.

“Undertaking” means the representations, warranties, covenants and indemnities of the Company Parties set forth in this Exhibit A.

SECTION 2. The Company Parties hereby represent, warrant and agree, for the benefit of each Relevant Agent, as follows:

(a) Each Class A Note constitutes Eligible Collateral.

(b) The certifications contained in the TALF Certification are true and correct, and the Company Parties will promptly perform their obligations under the TALF Certification.

(c) No statement or information contained in the TALF Provisions is untrue as to any material fact or omits any material fact necessary to make the same not misleading.

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SECTION 3. Indemnity. (a) Each Company Party, jointly and severally, will indemnify and hold harmless each Agent Indemnified Party from and against any and all losses, claims, damages and liabilities, joint or several, or actions in respect thereof (and including all reasonable fees, legal or otherwise incurred in connection therewith and/or the defense thereof), to which the Agent Indemnified Parties or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Company Party’s breach of this Undertaking, the TALF Certification or the Indemnity Undertaking; provided, however, that a Company Party shall not be liable to an Agent Indemnified Party for such Agent Indemnified Party’s gross negligence, willful misconduct or fraudulent actions as determined by a court of competent jurisdiction in a final, nonappealable order.

(b) Promptly after receipt by an Agent Indemnified Party of notice of the commencement of any action or proceeding, such Agent Indemnified Party will notify each Company Party in writing of the commencement thereof; but the omission so to notify any such Company Party will not relieve it or any of them from any liability which they or any of them may have to any Agent Indemnified Party unless (and only to the extent that) such failure to give notice results in the forfeiture of material rights or defenses of a Company Party, and shall not relieve such Company Parties from any liability it may have to an Agent Indemnified Parties otherwise than under this paragraph 3(b). Upon receiving such notice, the Company Parties will be entitled to participate in and, to the extent they shall elect, to assume, at the Company Parties expense, the defense of the matter with counsel reasonably satisfactory to the applicable Agent Indemnified Parties. After written notice from the Company Parties of their election to assume the defense thereof, the Company Parties will not be liable to the Agent Indemnified Parties under this Section 3 for any legal expenses subsequently incurred by the Agent Indemnified Parties in connection with the defense of the matter unless (i) the defendants in the matter include both the Agent Indemnified Parties and the Company Parties and the Agent Indemnified Parties shall have reasonably concluded that a conflict may arise between the positions of the Agent Indemnified Parties and the Company Parties in conducting the defense of any such matter or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company Parties, (ii) the Company Parties shall not have retained counsel reasonably satisfactory to the Agent Indemnified Parties within a reasonable time after notice of commencement of the matter or (iii) the employment of counsel by the Agent Indemnified Parties has been authorized in writing by the Company Parties. In any circumstance described in the preceding sentence, the Agent Indemnified Parties may select separate counsel to assume defense of the matter on behalf of the Agent Indemnified Parties, the fees and expenses of which shall be at the expense of the Company Parties. In no event shall the Company Parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all Agent Indemnified Parties in connection with any one action or separate similar actions in the same jurisdiction arising out of the same general allegations or circumstances. No Company Parties shall be liable for any settlement of any matter effected without its prior written consent (which consent shall not be unreasonably withheld), unless the settlement is entered into more than thirty (30) business days after the Agent Indemnified Parties have requested the Company Parties to reimburse the Agent Indemnified Parties for fees and expenses of counsel as contemplated by the preceding sentence, and the Company Parties have not so reimbursed the Agent Indemnified Parties prior to the date of such settlement. No Company Parties shall, without the prior written consent of the Agent Indemnified Parties, effect any settlement,

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compromise or consent to the entry of judgment in any pending matter in which indemnity was or could have been sought hereunder by such Agent Indemnified Parties, unless such settlement, compromise or consent (i) includes an unconditional release of such Agent Indemnified Parties from all liability arising out of such matter and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any Agent Indemnified Parties. Upon written demand from an Agent Indemnified Party, each Company Party will pay promptly amounts owed under this indemnity, free and clear of any right of offset, counterclaim or other deduction.

(c) This indemnity remains an obligation of each of the Company Parties notwithstanding termination of the MLSA or the TALF or payment in full of the Relevant Loans, and is binding upon each of the Company Parties’ successors and assigns. Each Agent Indemnified Party’s right to indemnification hereunder shall be enforceable against each of the Company Parties directly, without any obligation to first proceed against any third party for whom such Agent Indemnified Party may act, and irrespective of any rights or recourse that any of the Company Parties may have against any such third party.

SECTION 4. The Company Parties hereby acknowledge (a) the existence of the MLSA and the terms thereof and (b) that the Relevant Agents are obtaining the Relevant Loans, pledging the Class A Notes as collateral therefor and undertaking obligations, in each case as agents on behalf of the Borrowers with respect thereto in reliance on the representations, warranties, covenants and indemnities of the Company Parties set forth in this Undertaking. This Undertaking is for the sole benefit of the Agent Indemnified Parties in connection with the performance by a Related Agent of its obligations with respect to the TALF, and may not be relied upon by (i) the Agent Indemnified Parties for any other purpose or (ii) any direct or indirect purchaser or owner of the Notes, or any other Person claiming by or through any such purchaser or owner or any third party beneficiary, for any purpose or in any circumstance, whether on theory that the TALF Agents act as their agents or otherwise.

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